Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the shares of common stock, par value $0.0001, of Opus Genetics, Inc. a Delaware corporation (the “Issuer”), unless and until a Reporting Person shall give written notice to the other Reporting Persons that it wishes to make separate Schedule 13G filings.

The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13G and any further amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further agree that this Agreement shall be included as an Exhibit to such joint filing.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Joint Filing Agreement to be duly executed effective as of October August 10, 2025.

Dated:  August 10, 2025

BIOS FUND III, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

		By:	Cavu Advisors, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

	By:	Bios Capital Management, LP,
its general partner

		By:	Bios Advisors GP, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

BIOS FUND III QP, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

		By:	Cavu Advisors, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

	By:	Bios Capital Management, LP,
its general partner

		By:	Bios Advisors GP, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

BIOS FUND III NT, LP

By:	Bios Equity Partners III, LP,
its general partner

	By:	Cavu Management, LP,
its general partner

		By:	Cavu Advisors, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

	By:	Bios Capital Management, LP,
its general partner

		By:	Bios Advisors GP, LLC,
its general partner

			By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

BIOS EQUITY PARTNERS III, LP

By:	Cavu Management, LP,
its general partner

	By:	Cavu Advisors, LLC,
its general partner

		By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

By:	Bios Capital Management, LP,
its general partner

	By:	Bios Advisors GP, LLC,
its general partner

		By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

CAVU MANAGEMENT, LP

By:	Cavu Advisors, LLC,
its general partner

	By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

BIOS CAPITAL MANAGEMENT, LP

By:	Bios Advisors GP, LLC
its general partner

	By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

CAVU ADVISORS, LLC

By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

BIOS ADVISORS GP, LLC

By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

LESLIE WAYNE KREIS, JR., in his individual capacity

By:	/s/ John Fucci
John Fucci, Attorney-in-Fact

AARON GLENN LOUIS FLETCHER., in his individual capacity

By:	/s/ John Fucci
John Fucci, Attorney-in-Fact